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                               GUARANTEE AGREEMENT


                                     made by


                              AEROFLEX INCORPORATED


                         and certain of its Subsidiaries


                                   in favor of


                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent


                           Dated as of March 21, 2006

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.     DEFINED TERMS...................................................2
      1.1      Definitions.....................................................2
      1.2      Other Definitional Provisions...................................3

SECTION 2.     GUARANTEE.......................................................3
      2.1      Guarantee.......................................................3
      2.2      Right of Contribution...........................................4
      2.3      No Subrogation..................................................4
      2.4      Amendments, etc. with respect to the Borrower Obligations.......5
      2.5      Guarantee Absolute and Unconditional............................5
      2.6      Reinstatement...................................................6
      2.7      Payments........................................................6

SECTION 3.     REPRESENTATIONS AND WARRANTIES..................................6

SECTION 4.     COVENANTS.......................................................6

SECTION 5.     MISCELLANEOUS...................................................6
      5.1      Amendments in Writing...........................................6
      5.2      Notices.........................................................6
      5.3      No Waiver by Course of Conduct; Cumulative Remedies.............7
      5.4      Enforcement Expenses; Indemnification...........................7
      5.5      Successors and Assigns..........................................7
      5.6      Set-Off.........................................................7
      5.7      Counterparts....................................................8
      5.8      Severability....................................................8
      5.9      Section Headings................................................8
      5.10     Integration.....................................................8
      5.11     GOVERNING LAW...................................................8
      5.12     Submission To Jurisdiction; Waivers.............................8
      5.13     Acknowledgements................................................9
      5.14     Additional Guarantors...........................................9
      5.15     Releases........................................................9
      5.16     WAIVER OF JURY TRIAL............................................9


SCHEDULES
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Schedule 1     Notice Addresses
Schedule 2     Jurisdictions of Organization and Chief Executive Offices


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                               GUARANTEE AGREEMENT


     GUARANTEE AGREEMENT, dated as of March 21, 2006, made by each of the signatories hereto, in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other
                              --------------------
financial institutions or entities (the "Lenders") from time to time parties to
                                         -------
the Credit Agreement, dated as of March 21, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aeroflex
                                           ----------------
Incorporated ("Aeroflex"), Aeroflex Test Solutions Limited ("Solutions" and,
               --------                                      ---------
collectively with Aeroflex, the "Borrowers"), the Lenders and the Administrative
                                 ---------
Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

     WHEREAS, each Borrower is a member of an affiliated group of companies that includes each other Guarantor;

     WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Credit Parties;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Credit Parties, as follows:

                            SECTION 1.     DEFINED TERMS


     1.1    Definitions. (a). Unless otherwise defined herein, terms defined in
            -----------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b) The following terms shall have the following meanings:

     "Agreement": this Guarantee Agreement, as the same may be amended,
      ---------
supplemented or otherwise modified from time to time.

     "Borrower Obligations": with respect to each of the Borrowers, the
      --------------------
collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then

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


applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements).

     "Credit Parties": the collective reference to the Administrative Agent, the
      --------------
Lenders and any affiliate of any Lender to which Borrower Obligations or Guarantor Obligations, as applicable, are owed.

     "Guarantor Obligations": with respect to any Guarantor, all obligations and
      ---------------------
liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, any Specified Swap Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

     "Guarantors": (a) with respect to the Borrower Obligations of Aeroflex,
      ----------
each of the signatories to this Agreement (together with any other entity that may become a party hereto as provided herein) other than Aeroflex; and (b) with respect to the Borrower Obligations of Solutions, each of the signatories to this Agreement (together with any other entity that may become a party hereto as provided herein).

     "Obligations": (i) in the case each of the Borrowers, its respective
      -----------
Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

     "Subsidiary Guarantors": the collective reference to each Guarantor other
      ---------------------
than Aeroflex.

     1.2   Other Definitional Provisions. (a) The words "hereof," "herein",
           -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                              SECTION 2.     GUARANTEE

     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally,
         ---------
unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and


                                       3


performance by each of the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Revolving Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

     (e) No payment made by either of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from either of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated.

     2.2     Right of Contribution. Each Subsidiary Guarantor hereby agrees that
             ---------------------
to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

     2.3     No Subrogation. Notwithstanding any payment made by any Guarantor
             --------------
hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against either of the Borrowers or any Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from either of the Borrowers or any Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by each of the Borrowers on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all

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of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4     Amendments, etc. with respect to the Borrower Obligations. Each
             ---------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5     Guarantee Absolute and Unconditional. Each Guarantor waives any and
             ------------------------------------
all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between either of the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either of the Borrowers or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any set-off or counterclaim which may at any time be available to or be asserted by either of the Borrowers or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of either of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of either of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against either of the Borrowers, any Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to

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make any such demand, to pursue such other rights or remedies or to collect any payments from either of the Borrowers, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release either of the Borrowers, any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6    Reinstatement. The guarantee contained in this Section 2 shall
            -------------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either of the Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7    Payments. Each Guarantor hereby guarantees that payments hereunder
            --------
will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.


                   SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to each of the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each Lender that on the date hereof, such Subsidiary Guarantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Subsidiary Guarantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 2. Such Subsidiary Guarantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

                              SECTION 4. COVENANTS

     Each Guarantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Revolving Commitments shall have terminated, such Guarantor will not, except upon 15 days' prior written notice to the Administrative Agent, change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.1.

                            SECTION 5. MISCELLANEOUS

     5.1    Amendments in Writing. None of the terms or provisions of this
            ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

     5.2    Notices. All notices, requests and demands to or upon the
            -------
Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit

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


Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

     5.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the
            ---------------------------------------------------
Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     5.4    Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to
            -------------------------------------
pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

     (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent each of the Borrowers would be required to do so pursuant to Section 10.5 of the Credit Agreement.

     (d) The agreements in this Section 5.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     5.5    Successors and Assigns. This Agreement shall be binding upon the
            ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     5.6    Set-Off. Each Guarantor hereby irrevocably authorizes the
            -------
Administrative Agent and each Lender at any time and from time to time, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Guarantor, in any currency, whether


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



arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 5.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     5.7    Counterparts. This Agreement may be executed by one or more of the
            ------------
parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     5.8    Severability. Any provision of this Agreement which is prohibited or
            ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     5.9    Section Headings. The Section headings used in this Agreement are
            ----------------
for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     5.10   Integration. This Agreement and the other Loan Documents represent
            -----------
the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     5.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     5.12    Submission To Jurisdiction; Waivers. Each Guarantor hereby
             -----------------------------------
irrevocably and unconditionally:


     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 5.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     5.13    Acknowledgements. Each Guarantor hereby acknowledges that:
             ----------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

     5.14    Additional Guarantors. Each Subsidiary of Aeroflex (other than any
             ---------------------
Excluded Foreign Subsidiary or Immaterial Subsidiary) is required to become a party to this Agreement and shall become a Guarantor for all purposes of this Agreement upon execution of this Agreement or upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     5.15    Releases. (a) At such time as the Loans, the Reimbursement
             --------
Obligations and the other Obligations (other than Obligations in respect of Specified Swap Agreements) shall have been paid in full, the Revolving Commitments have been terminated and no Letters of Credit shall be outstanding, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

     (b) At the request and sole expense of the Borrowers, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrowers shall have delivered to the Administrative Agent, at
--------
least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrowers stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

     5.16    WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND
             --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

                           AEROFLEX INCORPORATED
                           AEROFLEX PLAINVIEW, INC.
                           AEROFLEX POWELL, INC.
                           AEROFLEX COLORADO SPRINGS, INC.
                           AEROFLEX WITCHITA, INC.
                           AEROFLEX MICROELECTRONIC SOLUTIONS, INC.
                           AEROFLEX / INMET, INC.
                           AEROFLEX / WEINSCHEL, INC.
                           AEROFLEX / KDI, INC.
                           AEROFLEX / METELICS, INC.
                           IFR SYSTEMS, INC.,
                           IFR FINANCE, INC.
                           MCE ASIA, INC.,
                           as Guarantors


                           By:   /s/Charles T. Badlato
                              -----------------------------------------
                           Name:  Charles T. Badlato
                           Title: Assistant Secretary of each of the above entities

                         NOTICE ADDRESSES OF GUARANTORS

                                                                    Schedule 2
                                                                    ----------


       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


           Subsidiary Guarantor         Jurisdiction of        Location of Chief
           --------------------         ---------------        -----------------
                                         Organization           Executive Office
                                         ------------           ----------------

                                                                      Annex 1 to
                                                             Guarantee Agreement
                                                             -------------------


     ASSUMPTION AGREEMENT, dated as of ______________, 200_, made by ______________________________ (the "Additional Guarantor"), in favor of
                                     --------------------
JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or
 --------------------
entities (the "Lenders") parties to the Credit Agreement referred to below. All
               -------
capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Aeroflex Incorporated ("Aeroflex"), Aeroflex Test Solutions
                                      --------
Limited ("Solutions" and collectively with Aeroflex, the "Borrowers"), the
          ---------                                       ---------
Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 21, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
              ----------------

     WHEREAS, in connection with the Credit Agreement, the Borrowers and certain of its Affiliates (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of March 21, 2006 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") in favor of the
                                           -------------------
Administrative Agent for the ratable benefit of the Credit Parties;

     WHEREAS, the Guarantee Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

     WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

     NOW, THEREFORE, IT IS AGREED:

     1. Guarantee Agreement. By executing and delivering this Assumption
        -------------------
Agreement, the Additional Guarantor, as provided in Section 5.14 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND
        -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                   [ADDITIONAL GUARANTOR]



                                   By:___________________________
                                      Name:
                                      Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement
                                                            --------------------


                            Supplement to Schedule 1
                            ------------------------



                            Supplement to Schedule 2
                            ------------------------




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